Investment Thesis Financial Data as of December 31, 2016 Dated: February 6, 2017 Exhibit 99.1

Investment Thesis Executive Summary Slides 2 to 15 Financial Data as of December 31, 2016 Dated: February 6, 2017

Forward-Looking Statements This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, descriptions of Old National Bancorp’s (“Old National’s”) financial condition, results of operations, asset and credit quality trends and profitability. Forward-looking statements can be identified by the use of the words “anticipate,” “believe,” “expect,” “intend,” “could” and “should,” and other words of similar meaning. These forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties and there are a number of factors that could cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to: expected cost savings, synergies and other financial benefits from the recently completed mergers might not be realized within the expected timeframes and costs or difficulties relating to integration matters might be greater than expected; market, economic, operational, liquidity, credit and interest rate risks associated with Old National’s business; competition; government legislation and policies (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and its related regulations); ability of Old National to execute its business plan; changes in the economy which could materially impact credit quality trends and the ability to generate loans and gather deposits; failure or circumvention of our internal controls; failure or disruption of our information systems; significant changes in accounting, tax or regulatory practices or requirements; new legal obligations or liabilities or unfavorable resolutions of litigations; disruptive technologies in payment systems and other services traditionally provided by banks; computer hacking and other cybersecurity threats; other matters discussed in this presentation and other factors identified in our Annual Report on Form 10-K and other periodic filings with the SEC. These forward-looking statements are made only as of the date of this presentation, and Old National does not undertake an obligation to release revisions to these forward-looking statements to reflect events or conditions after the date of this presentation.

Non-GAAP Financial Measures These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the registrant; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, Old National Bancorp has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

Snapshot of Old National Largest financial services bank holding company headquartered in Indiana with financial centers located in Indiana, Kentucky, Michigan and Wisconsin 188 financial centers as of 1-31-2017 225 ATMs as of 1-31-2017 Focused on community banking with a full suite of product offerings: Retail and small business Wealth management Mortgage Guided by three strategic imperatives Strengthen the risk profile Enhance management discipline Achieve consistent quality earnings Summary Overview Company Description Headquarters Evansville, IN Market Cap (millions) $ 2,386 P / TBV 213% Dividend Yield 2.9% LTM Average Daily Volume 914,755 Total Assets $ 14,860 Trust Assets Under Management $9,827 Total Core Deposits $ 10,629 2016 ROAA 0.98% 2016 ROTCE1 13.04% Investment services Capital markets Asset Mix Liability Mix 4Q16 Revenue Breakdown Source: SNL Financial, Company filings Note: Market data as of February 1, 2017; financial information as of December 31, 2016; $ in millions, except noted 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation

A Strategic Framework for Creating Long-Term Shareholder Value Attractive footprint that offers room to expand in higher-growth markets and leading share in mature markets Consistent financial performance with focus on building tangible book value and providing adequate return for our shareholders Diverse loan portfolio with growth accelerating while maintaining strong credit metrics Disciplined acquisitions that are exceeding expectations with robust future opportunities Good stewards of capital – organic growth, dividend / share repurchases and acquisitions

Commitment to Excellence

ONB’s Transformational Journey Since 2011, Old National has transformed its franchise by reducing low-return businesses and low-growth markets and investing in higher-growth markets Acquisitions 7 whole-bank, 1 FDIC and 1 branch purchase Divestitures Insurance agency business Exited Southern Illinois market (12 branches) 21 additional branches Consolidations 134 branches

Our Transformational Journey 2011 Monroe Bancorp $846M 19 Branches 2012 Indiana Community $985M 19 Branches 2014 Tower Financial $681M 7 Branches 2014 United Bancorp $919M 18 Branches 2013 24 Branches (Bank of America) 2011 Integra Bank (FDIC) $1.9B 55 Branches 2014 LSB Financial $366M 5 Branches 2015 Founders Financial $466M 4 Branches 2016 Anchor BanCorp $2.2B 46 Branches

Attractive Midwest Markets Source: SNL Financial, based on MSAs $ in thousands Average of ONB Footprint Average of ONB Footprint

Attractive Midwest Markets

Indianapolis, IN	Milwaukee, WI	Louisville, KY	Grand Rapids, MI	Madison, WI
MSA Population: 2.0 million	MSA Population: 1.6 million	MSA Population: 1.3 million	MSA Population: 1.1 million	MSA Population: 652K
Major industries include: Scientific and technical services, pharmaceutical, insurance and healthcare	Major industries include: manufacturing, healthcare, insurance, and tourism	Major industries include: Healthcare, tourism, logistics, and manufacturing	Major industries include: Office furniture, healthcare, consumer goods and grocery	Major industries include: Advanced manufacturing, agriculture, healthcare, information technology and life sciences
Headquarters to Eli Lilly, Anthem, Conseco and the NCAA	Headquarters to Harley-Davidson, Rockwell Automation, Johnson Controls and Manpower	Headquarters to Yum! Brands, Humana, Hillerich & Bradsby (Louisville Slugger) and Churchill Downs – also large UPS and Ford plants	Headquarters to Steelcase, Amway, Meijer, Spectrum Health and Gordon Foods	Headquarters to American Family, Rayovac, Oscar Mayer, Promega and the University of Wisconsin
21 Branches, Loans: $645M Core Deposits: $804M	6 Branches, Loans: $547M Core Deposits: $163M	6 Branches, Loans: $651M Core Deposits: $261 M	4 Branches, Loans: $310M Core Deposits: $261M	27 Branches, Loans: $971M Core Deposits: $1.2B

Lexington, KY	Ft. Wayne, IN	Ann Arbor, MI	Kalamazoo, MI	South Bend, IN
MSA Population: 509K	MSA Population: 434K	MSA Population: 362K	MSA Population: 337K	MSA Population: 321K
Major industries include: Thoroughbred horse farms, horse racing, agribusiness and technology	Major industries include: Healthcare, manufacturing and insurance	Major industries include: Automotive, IT/Software, life sciences and healthcare	Major industries include: automotive component manufacturing, pharmaceutical and medical products	Major industries include: education and health services, wholesale trade and manufacturing
Headquarters to Lexmark International, the University of Kentucky – also large Toyota plant	Headquarters to Steel Dynamics, Vera Bradley – also large General Motors plant	Headquarters to Borders Group, Domino's Pizza, Zingerman's and the University of Michigan	Headquarters to Stryker, Pfizer Global Manufacturing and Upjohn	Headquarters to AM General and the University of Notre Dame – also Honeywell plant
1 Branch, Loans: $39M Core Deposits: $18M	6 Branches, Loans: $343M Core Deposits: $372M	14 Branches, Loans: $597M Core Deposits: $693M	11 Branches, Loans: $198M Core Deposits: $326M	6 Branches, Loans: $272M Core Deposits: $237M

Sources: Population from SNL Financial; Industry and company data from City-Data.com, Forbes.com
Branch Count, Loan and Deposit data as of December 31, 2016, and based on ONB's internal regional reporting structure

11

4Q16 Highlights Net income of $33.5 million, or $0.25 per share Results include the following pre-tax items Recognition of a $12.8 million deferred gain on property repurchases $9.8 million pension termination charges $5.1 million in branch consolidation charges $1.8 million of merger and integration charges $1.6 million in severance 6.1% annualized organic loan growth1 9.7% organic growth in commercial and commercial real estate loans Stable Core Net Interest Margin2 Return on Tangible Common Equity2 of 13.07% 1 Excludes acquired loans 2 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation

2016 Financial Highlights Reported net income of $134.3 million, or $1.05 per share 15.0% increase over the $116.7 reported for 2015 7.1% organic loan growth1 10.7% organic growth1 in commercial and commercial real estate loans 5.7% organic core deposit growth2 8.9% increase in tangible book value3 Low levels of net charge-offs – 4 basis points – and 30+ day delinquencies – 0.43% 1 Excludes acquired loans 2 Excludes acquired deposits 3 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation

4Q16 vs. 3Q16 Highlights Solid fundamentals driven by disciplined execution Loan Growth +6.1%(annualized) Q/Q 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliations $ in millions, except per share data Financial Highlights vs. 3Q16 Balance Sheet vs. 3Q16 Core Net Interest Margin1 3.10% +1 bp Tangible Book Value Per Share1 $8.30 -1.5% Total Revenue (FTE) (less gains)1 $164.2 3.5% EOP Assets $14,860.2 1.1% Operational Expenses1 $108.0 5.3% EOP Earning Assets $12,796.3 0.6% Shares Outstanding 135,159 0.1% EOP Total Loans, including LHFS $9,101.2 1.5% 30+ Day Delinquent Loans 0.43% +7 bps EOP Core Deposits $10,628.8 1.4% Net Charge-Offs/Average Loans 0.00% -7 bps EOP Tangible Common Equity1 $1,121.7 -1.5% Nonperforming Assets Ratio 1.62% -24 bps Tangible Common Equity Ratio1 7.92% -21 bps

2016 Strategic Actions Continue investment in higher growth markets Investing in higher growth markets as demonstrated by the closing of the Anchor partnership on May 1 Improve operating leverage Expect an approximately 150 basis point improvement in 2017’s efficiency ratio from the sale of Old National Insurance Cost savings of 32% from Anchor partnership should further improve the efficiency ratio Termination of FDIC loss share agreements Prudent use of capital Sold Old National Insurance May 31 removing goodwill and intangibles of $47.5 million Lower merger and integration charges from Anchor than originally modeled Lower credit marks from Anchor than originally modeled

Investment Thesis Financial Data as of December 31, 2016 Dated: February 6, 2017

Loan Growth $ in millions – End of Period Balances 1 Includes Loans Held for Sale 1 1 Annualized Organic Growth of 6.1% Annualized Organic Growth of 9.7% 1 1 Organic Growth of 7.1% Organic Growth of 10.7%

Commercial & Commercial Real Estate Loans $ in millions 1New Production includes 50% credit for line of credit unfunded commitments 2Yield is based on funded balances only New Production1 Production Yield 2 Average loan size of 4Q16 production is less than $580,000 Loan Pipeline Production Growth of 42.3% Yield is impacted by mix of taxable vs. tax-exempt loans and fixed vs. variable loans

Consumer Loan Production & Yield Trends $ in millions New quarterly production includes unfunded commitments – Yield is based on funded balances only Quick Home Refinance (residential mortgage product) is included in the Residential Mortgage graph Direct Consumer includes Home Equity Lines of Credit Consumer Direct Consumer Indirect Residential Mortgage

Auto Loan Portfolio $ in millions Total portfolio average original loan term of 70 months and weighted average FICO score of 767 Total Portfolio yield of 2.74% 30+ Days Delinquency at 12/31/2016 is 0.61% Loans are originated within the ONB footprint

Loan Concentrations As of December 31, 2016 Commercial Commercial Real Estate Diversified Commercial Loan Portfolio

$ in millions Credit Quality Trends

Net Charge-Offs / Provision $ in millions Full-year 2016 net charge-offs of $3.4 million & provision expense of $1.0 million Strong Credit Quality

ALLL and Remaining Purchase Discount Summary $ in millions 1 Includes discount on loans acquired through previous partnerships 2 Non-GAAP financial measure which Management believes useful to demonstrate that the remaining discount considers credit risk and should be included as part of total coverage Allowance plus loan marks provide appropriate reserve levels

DFAST Disclosure 1 Loss % is calculated by adding the nine quarters of losses and dividing by the nine-quarter average loan balance for each portfolio 2 Commercial real estate includes multifamily, construction loans, and non-farm non-residential loans $ in millions

DFAST Disclosure 1 Calculated by dividing the nine-quarter cumulative totals for each line by average total assets over the same time period 2 Pre-Provision Net Revenue includes estimates for operational losses resulting from the hypothetical severely adverse scenario 3 Each Ratio, excluding the leverage ratio, represents the fully phased 2019 minimum including capital conservation buffer 4 The leverage ratio of 4.0% represents the “adequately capitalized” minimum. The leverage ratio “well capitalized” minimum is 5.0%

Conservative Lending Limits/Risk Grades Borrower Asset Quality Rating (Risk Grades) In-House Lending Limit1 ($ in millions) 0 – Investment Grade $45 1 – Minimal Risk $40 2 – Modest Risk $35 3 – Average Risk $30 4 – Monitor $25 5 – Weak Monitor $17.5 6 – Watch $7.5 7 – Criticized (Special Mention) $5 In-house lending limits conservative relative to ONB’s legal lending limit at 12-31-2016 of $186.0 million per borrower 1Includes entire relationship with borrower Borrower Asset Quality Rating (Risk Grades) 8 – Classified (Problem) 9 – Nonaccrual

Investment Portfolio Purchases 4Q161 1 Data as of December 31, 2016 Security Purchases by Month October November December Total Book Value $ ,126,710,032.31 $ 69,037,937.75 $ ,148,915,319.50999999 $ ,344,663,289.56999999 Market Value $ ,126,710,032.31 $ 69,037,937.75 $ ,148,915,319.50999999 $ ,344,663,289.56999999 Gain/Loss $ - $ - $ - $ - Number of Securities 14 7 5 26 Effective Duration 5.51 * 5.26 * 4.2699999999999996 * 4.93 * YTM 2.92E-2 * 3.04E-2 * 2.4199999999999999E-2 * 2.7300000000000001E-2 * Portfolio Assessment Q4 2016 Purchases- Book Value % of Total T/E BK Yld. Effec. Dur Treasuries 11,998,700.39999999 3.4812817039405364E-2 0 * 0 * Agencies 88,397,121.939999998 0.25647385322145499 1.9599999999999999E-2 * 4.6900000000000004 * Pools 0 0 0 0 CMO ,223,990,429.69 0.64988188898634736 1.8499999999999999E-2 4.58 Municipals 14,102,700.949999999 4.0917328235317588E-2 4.9399999999999999E-2 12.09 Corporates 6,174,336.9500000002 1.7914112517474864E-2 2.7900000000000001E-2 4.9400000000000004 ABS 0 0 0 0 Equity 0 0 0 0 Total ,344,663,289.56999993 1 2.0299999999999999E-2 * 4.93 * *Excludes matured bonds **All information reflects settlement date accounting - May not balance to GL Total 344663289.56999993 1 2.0299999999999999E-2 4.93 ABS 0 0 0 0 Corporates 6174336.9500000002 1.7914112517474864E-2 2.7900000000000001E-2 4.9400000000000004 Municipals 14102700.949999999 4.0917328235317588E-2 4.9399999999999999E-2 12.09 CMOs 223990429.69 0.64988188898634736 1.8499999999999999E-2 4.58 Pools 0 0 0 0 Agencies 88397121.939999998 0.25647385322145499 1.9599999999999999E-2 4.6900000000000004 Treasuries 11998700.039999999 3.4812817039405364E-2 0 0

Investment Portfolio 1Includes market value for both available-for-sale and held-to-maturity securities

Net Interest Margin1 1 Fully taxable equivalent basis, non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation 2 ONB Core includes contractual interest income of prior acquisitions 2 Stable Core Net Interest Margin

Acquired Loans $ in millions – as of December 31, 2016 PCI = Purchased Credit Impaired

Projected Purchase Accounting Impact Actual Accretion Projected Accretion1 Actual Discount Projected Discount1 $ in millions 1 Updated quarterly – subject to change IA = Indemnification Asset Manageable declines in purchase accounting impact expected in future periods Actual IA Amortization Net Income Statement Contribution Projections assume no prepayments $129.7 million in remaining discount

$ in millions Change to Net Interest Income based on a two year time horizon Refer to slide 34 for rate curves Total non-maturity, interest-bearing accounts increase from 0.09% to 0.38% in the “Up 100 bps” scenario 18.97% of total non-interest bearing DDA are considered rate sensitive Investment portfolio duration of 4.61 at 12/31/16, up from 3.75 at 9/30/16. Modeled Interest Rate Sensitivity 43% of C&I and CRE loans reprice within one year 17% of loans have floors; less than 3% of these loans are currently below their floor rates

Interest Rate Curves

Capital Trends 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation Growth of 8.9% 4Q16 tangible common book value declined $40.5 million primarily as a result of fluctuations in the fair value of securities, resulting in a $0.30 decline in TBV

$ in millions 1 Operating Revenue = Interest income and non-interest income less gain on the sale of insurance and branch rationalization activity Total Revenue $135.4 18.1% increase in operating revenue1 $159.9 $568.3 $601.6 5.9% increase in operating revenue1

Fee-Based Business Revenue $ in millions

Mortgage Banking $ in millions

$ in millions 1Operational expenses = total noninterest expense less pension termination expense, merger/integration costs , branch consolidations, severance and litigation reserve Noninterest Expense 4Q16 Operational Expenses1 include higher than normal levels in various line items totaling $5.5 million – these include year-end adjustments for incentives, restricted stock, hospitalization and deferred comp Anticipate $1.2 million of branch consolidation charges in 1Q17 1

Improving Efficiency Trends Core Deposits per Branch Branches $ in millions

Rationalizing Distribution Channels Driving efficiencies through increased branch size and investment in mobile and online banking Consolidated 47 branches since January 1, 2014 Increased average deposits per branch by 23% Launched new online and mobile solution January 16, 2016 Increased online users 49% Increased mobile users 238%

Transforming Old National's Landscape

- 2011
- Acquired Monroe Bancorp – Enhanced Bloomington, IN presence January, 2011
- Consolidation of 44 branches
- Sold non-strategic market – Chicago-area - 4 branches
- FDIC-assisted acquisition of Integra Bank July, 2011
- 2012
- Consolidation of 21 branches
- Acquired Indiana Community – Entry into Columbus, IN September, 2012
- 2013
- Acquired 24 MI / IN branches July, 2013
- Sold 12 branches
- Consolidation of 22 branches
- 2014
- Acquired Tower Financial – Enhancing Ft. Wayne, IN presence April, 2014
- Acquired United Bancorp — Entering Ann Arbor, MI July, 2014
- Consolidation of 4 branches
- Acquired LSB Financial Corp.– Enhancing Lafayette, IN presence November, 2014
- 2015
- Acquired Founders Financial Corporation– Entry into Grand Rapids, MI January, 2015
- Sold non-strategic market – Southern IL – 12 branches + 5 branches
- Consolidation of 23 branches
- 2016
- Acquired Anchor BanCorp Wisconsin Inc. – Entering the state of Wisconsin May, 2016
- Consolidation of 5 branches
- 2017
- Consolidation of 15 branches

Acquired 188 | **Sold 33** | **Consolidated 134**

Position or Salary Target Ownership Guidelines Chief Executive Officer 5X salary in stock or 200,000 shares Chief Operating Officer 4X salary in stock or 100,000 shares Salary equal to or greater than $250,000 3X salary in stock or 50,000 shares Salary below $250,000 2X salary in stock or 25,000 shares Salary equal to or less than $150,000 1X salary in stock or 15,000 shares Stock ownership guidelines have been established for named executive officers as follows: As of December 31, 2016, each named executive officer, with the exception of the recently promoted Chief Operating Officer, has met their stock ownership requirement Commitment to Strong Corporate Governance

2016 Executive Compensation Short Term Incentive Plan (CEO, CFO, CBA, CCO, Chief Legal Counsel) Performance Measure Weight Corporate Net Income 60% Net Charge-Offs 15% Efficiency Ratio 25% Tied to long term shareholder value: Long Term Incentive Plan (CFO,CBO, CCO, Chief Legal Counsel) Performance Measure Weight Performance-based 75% (67% TSR & 33% EPS Growth) Service-based 25% Long Term Incentive Plan (CEO) Performance Measure Weight Performance-based 100% (75% TSR & 25% EPS Growth)

Appendix

Non-GAAP Reconciliations $ in millions

Non-GAAP Reconciliations

Old National’s 2016 Peer Group Like-size, publicly-traded financial services companies, generally in the Midwest, serving comparable demographics with comparable services as ONB

Old National Investor Relations Contact Additional information can be found on the Investor Relations web pages at www.oldnational.com Investor Inquiries: Lynell J. Walton, CPA SVP – Director of Investor Relations 812-464-1366 lynell.walton@oldnational.com